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                                                                   EXHIBIT 10.21


                                     STONE
                                     TOWER

                       ==============================

                                LEASE AGREEMENT

    1. PARTIES: THIS LEASE, dated the 11 day of June, 1992, between Stone Tower, Inc., Dallas, Texas (hereinafter called "Landlord") and TruCare Health Systems, Inc. (hereinafter called "Tenant").

WITNESSETH:

    2. CONSIDERATION: That each of the aforesaid parties acknowledges receipt of a valuable consideration from the other and that they and each of them act herein in further consideration of the covenants of the other as herein stated.

                                   ARTICLE I.

Landlord and Tenant agree as follows:

    3. PREMISES: That Landlord does hereby grant, demise and lease unto Tenant the premises or space in the Stone Tower, 13760 Noel Road building (hereinafter referred to as "Building") Dallas, Texas, as outlined in red on the floor plan attached hereto, (hereinafter referred to as "Exhibit A") on the second (2nd) Floor, Suite 200 of Building, consisting of 6,224 net usable square feet (hereinafter referred to as "Premises").

The term "net rentable area", as used herein, shall refer to (i) in the case of a single tenancy floor, all floor area measured from the plane set by the inside surface of the outer glass of the Building to the inside surface of the opposite outer wall, excluding only the areas ("service areas") within the outside walls used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts but including any such areas which are for the specific use of the particular tenant such as special stairs or elevators, and (ii) in the case of a partial floor, all floor areas within the plane set by the inside surface of the outer glass enclosing the tenant occupied portion of the floor and measured to the mid-point of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called "common areas"), but including a proportionate part of the common areas located on such floor based upon the ratio which the tenant's net rentable area on such floor bears to the aggregate net rentable area on such floor. No deductions from net rentable area are made for columns or projections necessary to the Building. The net rentable area in the leased premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be 7,127 square feet, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the leased premises for occupancy so long as such work is done in accordance with the terms and provisions hereof.

    4. USE OF PREMISES: That Premises are to be used and occupied continuously throughout the term hereof for general office purposes exclusively, and no other.

    5. TERM OF LEASE: TO HAVE AND TO HOLD Premises unto Tenant for a period of six (6) years, commencing on the date on which Premises are ready for occupancy by Tenant as certified to by the architect for Building, and a certificate of occupancy issued by the City of Dallas. In this connection, the parties agree to execute a subsequent agreement setting forth the specific commencing and ending dates of the Lease as soon as the commencing date has been established.

    6. RENTAL: That Tenant is to pay Landlord as rental for Premises for the term hereinabove specified, adjusted as hereinafter provided, the total sum of Four hundred seventy eight thousand one hundred dollars 00/100 DOLLARS ($478,100.00), commencing with an initial annual rental of Seventy five thousand one hundred thirty and 00/100 DOLLARS ($75,130.00), which rental is to be paid in equal monthly installments of Six thousand eight hundred thirty and 00/100 DOLLARS ($6,830.00), payable in advance on the first day of each month throughout said term of this lease. If rent has not been paid by the 10th of the month in which it is due, 5% of the monthly payment will be assessed as a late charge. [See paragraph 1). on Exhibit D.] If occupancy of Premises begins before the commencement date stated above, rental for the period before the commencement date shall be paid based on a daily rate of 1/30th of the stated monthly rate.

In the event the operating expenses (as defined in Exhibit "D") of Lessor for the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of $(see Exhibit "D") per square foot, Lessee agrees to pay as additional rental Lessee's pro rata share of such excess operating expenses. Lessor shall, within nine months following the close of any calendar year for which additional rental is due under this paragraph, invoice Lessee for the additional rental. The invoice shall include in reasonable detail all computations of the additional rental, and Lessee agrees to pay the additional rental within ten days following receipt of the invoice. If this Lease shall terminate on a day other than the last day of a year, the amount of any additional rental payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of such year to and including such termination date bears to 365. If at any time during the term of this Lease, Lessor has reason to believe the per square foot operating expenses for the calendar year will exceed the sum set forth above, Lessor may by invoice direct Lessee to prepay monthly one-twelfth of an amount equal to the additional rental paid in the previous year. If the invoice delivered within nine months following the close of a calendar year in accordance with this paragraph shows an amount owing by Lessee that is less than the sum of the monthly payments made by Lessee in the previous calendar year, the invoice shall be accompanied by a refund of the excess by Lessor to Lessee. If such invoice shows an amount owing by Lessee which is more than the sum of the monthly payments made by lessee in the previous calendar year, Lessee shall pay such deficiency to Lessor within ten days after receipt of the invoice. During the year in which this Lease terminates, Lessor shall have the option to invoice Lessee for Lessee's pro rata share of the excess operating expenses based upon the previous year's excess operating expenses; Lessor shall invoice Lessee under this option within thirty days prior to the termination of this Lease or at any time thereafter. Lessee shall have the right, at its own expenses and at a reasonable time, to audit Lessor's books relevant to the
additional rentals due under this paragraph.   See Paragraph 2). on Exhibit D.

    7. SECURITY: That Landlord acknowledges receipt of Tenant's [See Paragraph 3). on Exhibit D]. Upon failure of Tenant to make any payments or performance provided for herein, Landlord may apply said deposit for the payment of the last monthly rental payment hereinabove provided for, but shall not be obligated to do so. The provisions of this paragraph shall not be construed as liquidated damages, and shall not operate in any manner to reduce or release the obligations of Tenant hereunder, except insofar as the application of this money may reduce or satisfy an obligation to make payment of money. If this lease is renewed or extended, then such deposition shall be retained by Landlord under the same conditions for the period of such extension or renewal. If Tenant is not in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant within thirty (30) days after termination of this Lease or any extension hereof, without interest.





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                                  ARTICLE II.

         Landlord further agrees as follows:

    8. FINISH BY LANDLORD (BUILDING STANDARDS): That Landlord shall furnish, as per Exhibit "D", in accordance with plans approved by Tenant, that work described in Exhibit B which is attached to and by reference made a part of Lease.

    9. SERVICES TO BE FURNISHED BY LANDLORD: That Landlord shall furnish at no cost except as provided herein to Tenant while occupying Premises the following services on all days excepting Sundays, holidays, and otherwise stated:

(a) Water, including cold water from mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's written consent, and hot water for lavatory purposes from regular Building supply at the prevailing temperature. Tenant shall not waste or permit the waste of water. If Tenant fails to promptly pay Landlord's proper charge for water. Landlord, upon not less than ten business days written notice, may discontinue furnishing that service and no such discontinuance shall be deemed an eviction or disturbance of Tenants use of Premises or render Landlord liable for damages or relieve Tenant from any obligation.

(b) Heating and air conditioning for normal comfort in Premises from 8:00 a.m. to 6:00 p.m. Monday through Friday (and on Saturdays which are not holidays from 9:00 a.m. to 1:00 p.m.). Wherever heat generating machines or equipment are used in Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in Premises and the cost, operation and maintenance thereof shall be paid by Tenant to Landlord at reasonable rates. All other electrical consumption by Tenant in Premises, including consumption for air conditioning and heating beyond normal building standards or building hours, shall be paid for by Tenant to landlord at reasonable rates, which as used herein shall mean $15.00/hr.

(c) Nightly housekeeping and janitor service Monday through Friday in and about Premises. Tenant shall not provide any janitor services without Landlord's prior written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor contractor or employees at all times satisfactory to Landlord.

(d) Electrical current for standard Building lighting fixtures provided by Landlord and for ordinary purposes connected with the aforesaid use of Premises. All other electrical consumption by Tenant in Premises including consumption for lighting fixtures beyond normal building standards or building hours shall be paid for by Tenant to Landlord at reasonable rates, which as used herein shall mean the actual charges by TU Electric with no increases.

(e) Electrical lighting services and heating and air conditioning for all public areas and special service areas of Building in the manner and to the extent deemed by Landlord to be standard.

(f) Passenger elevator service in common with Landlord and other Tenants, daily from 8:00 a.m. to 6:00 p.m. (Saturday to 1:00 p.m.), Sundays and holidays excepted, and freight elevator service in common with Landlord and other Tenants daily; Saturdays, Sundays and holidays excepted, at hours to be determined by Landlord. Such normal elevator service, passenger or freight, if furnished at other times, shall be deemed optional with Landlord and shall never be deemed a continuing obligation. Landlord, however, shall provide limited passenger elevator service daily at all times when normal passenger service is not furnished. Automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph.

Landlord does not warrant that any service will be free from interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, civil commotion, riot, accidents, inability to obtain electrical power fuel, steam, water, supplies or labor or other cause beyond the reasonable control of Landlord. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of Premises or any part thereof, or render Landlord liable to Tenant for damages, by abatement of rent of otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease. [See Paragraph 4). on Exhibit D.] Tenant hereby waives and releases all claims against Landlord for damages for interruption or stoppage of service, except for gross negligence by Landlord of Landlord's agents. In the event that by agreement with Tenant, Landlord furnishes extra or additional services to be paid for by Tenant, a failure to pay for such services within five (5) business days after written notice shall, ipso facto, authorize Landlord, in Landlord's discretion and without further notice, to discontinue such services and terminate any agreement for services. The money due for services shall be deemed additional rental due hereunder and the same shall be subject to all of the provisions pertaining to the payment of rental.

Any additional service charges paid by Tenant to Landlord for extra or additional services pursuant to this paragraph 9 shall not be subject to adjustment in the same manner as the Base Rent as provided for in paragraph 6 hereof.

    10. QUIET POSSESSION: Tenant shall keep and perform all of its covenants of this Lease on the part of Tenant to be performed, and Landlord shall guarantee to Tenant the quiet, peaceful and uninterrupted possession of Premises.

                                  ARTICLE III.

    Tenant further agrees as follows:

    11. LAWFUL USES: That Premises during the term of this Lease shall be used for the purpose of office space and only and exclusively for lawful purposes, and no part of Premises or improvements thereon shall be used in any manner whatsoever for any purposes in violation of laws of the United States, the State of Texas, or the ordinances and the laws of the City of Dallas.

    12. MAINTENANCE OF PREMISES: That Tenant shall keep and maintain Premises in a state of good repair and tenable condition at Tenant's expense, except for reasonable wear and tear over term of the Lease.

    13. INDEMNITY: That Tenant is or shall become familiar with Premises, acknowledges that the same are received by Tenant in good state of repair, accepted by Tenant in the condition in which they are now or shall be when ready for occupancy, subject to punch list items and latent defects and that Landlord shall not be liable to Tenant or Tenant's agents, employees, invitees or visitors for any injuries, death or damage to persons or property due to condition, design, or defect in building or its mechanical systems or elsewhere in Premises or building which may now exist or hereafter occur except where due to Landlord's negligence. Tenant accepts Premises as suitable for the purposes for which the same are leased and assumes all risks of injury, death or damage to persons or property for which Tenant may become legally liable, and agrees that no representations except such as are contained herein or endorsed hereon have been made to tenant respecting the condition of Premises.

Tenant agrees to save and hold Landlord harmless from Tenant's violations of the laws and regulations of the United States, of the States of Texas, and the ordinances and laws of the City of Dallas.

Tenant further agrees that Tenant, at all times, will indemnify and hold harmless Landlord from all claims, damages, liabilities and expenses which may arise or be claimed against Landlord by any person, firm or corporation for any injuries, death or damages to the person or property of any person, firm or corporation for which Tenant may become liable consequent upon or arising from the use or occupancy of Premises by Tenant, or consequent upon or arising from any wrongful acts, omissions, neglect, or fault of Tenant (his agents, servants, employees, licensees, customers, or invitees) or consequent upon or arising from Tenant's failure to comply with the aforesaid laws, statutes, ordinances, or regulations; and that Landlord shall not be liable to Tenant for any injuries, death or damages to the persons or property of tenant which may be caused by acts, neglect, omissions, or faults of any person, firm, or corporation, and that tenant will release, indemnify and save harmless Landlord from all such damages, liabilities, losses, death, injuries or expenses, except where due to Landlord's negligence. [See Paragraph 5). on Exhibit D.]





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*   14.  WASTE:  That Tenant shall not commit or permit any waste to be committed whatsoever.

    15. NUISANCES: That Tenant shall not create or allow any nuisances to exist in Premises, and that it shall abate promptly and free of expense to Landlord any nuisance that may arise.

    16. INVALIDATION OF INSURANCE: That Tenant shall not suffer anything to be or remain upon or about Premises which will invalidate any policy of insurance which Landlord may now or hereafter have upon Building.

    17. INCREASED PREMIUMS: That Tenant shall not suffer anything to be or remain upon or about Premises nor carry on nor permit upon Premises any trade or occupation or suffer to be done anything which may render an increased or extra premium payable for the insurance of Premises or Building against fire, casualty, liability or any other insurable causes, unless consented to in writing by Landlord and if so consented to Tenant shall pay such increased or extra premium within ten days after Tenant shall have been advised of the amount thereof.

    18. ALTERATIONS: That Tenant shall not have the right to make changes, alterations, floor covering, or additions in Premises until it has first obtained Landlord's approval in writing, which approval shall not be unreasonably withheld. Such changes, alterations, floor covering or additions, when made to Premises by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination in any manner of this Lease; but this clause shall not apply to movable fixtures, equipment or furniture of Tenant.

    19. USE OF BUILDING NAME: That Tenant shall not, except to designate the Tenant's business address (and then only in a conventional manner and without emphasis or display) use the name "The Stone Tower Building," or any simulation or abbreviation of such name for any purpose whatsoever. That Landlord shall have the right to change the name of the Building at any time. That Tenant will discontinue using any such name and any simulation or abbreviation thereof for the purpose of designating Tenant's business address within 30 days after the Landlord will notify Tenant that Building is no longer known by such name. [See Paragraph 6). on Exhibit D.]

    20. SIGNS: That Tenant shall not paint, display, inscribe, maintain or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside, except on hallway doors of Premises, and then only such name or names or matter and in such color, size, style, character and materials as may first be approved by Landlord in writing, which approval shall not be unreasonably withheld. That Landlord shall have the right to remove, at Tenant's expense, all matter other than that above provided for without notice to Tenant.

    21. DEFACING PREMISES AND OVERLOADING: That Tenant shall not place anything or allow anything to be placed near the glass of any door, partition, wall or window which may be unsightly from outside Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. That blinds, shades, awnings, or other forms of inside or outside window coverings, or window ventilators or similar devices, shall not be placed in or about the outside windows in Premises except to the extent that the character, shape, color, material and make thereof is approved by the Landlord, and Tenant shall not do any painting or decorating in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or Building without the written consent of Landlord, which approval shall not be unreasonably withheld. That Tenant shall not overload any floor or part thereof in Premises, or any facility in Building or any public corridors or elevators therein while bringing in or removing any large or heavy articles, and Landlord may direct and control the locations of safes and all other heavy articles. That furniture and other large or heavy articles may not be brought into Building, removed therefrom or moved from place to place within any portion of Premises or other portion of the Building or its equipment that would exceed the allowable load limits as set forth in the rules of the Building.

    22. REPAIRS: That Tenant shall at its cost and expense, repair and replace any damage or injury done to Premises, or Building or any part thereof caused by Tenant negligence, or its agents, employees, invitees, or visitors; and should Tenant fail to make such repairs or replacement within 15 business days of occurrence, Landlord may, following three (3) business days after written notice to Tenant, at its option, make such repairs and replacements and Tenant shall pay the cost thereof to Landlord upon demand.

    23. SUBLETTING: That Tenant shall not assign or sublet Premises or any part thereof without the prior written consent of Landlord. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligation under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease. (See, also, Exhibit "D" [7])

    24. ATTORNEY FEES: That Tenant shall pay all costs of collection, including reasonable attorney fees, if all or any part of the rent reserved herein is collected after maturity with the aid of any attorney; and also that Tenant shall pay reasonable attorney fees in the event it becomes necessary for Landlord to employ an attorney to force Tenant to comply with any of the covenants, obligations, or conditions imposed by this Lease.

    25. RULES OF BUILDING: The Tenant shall comply, and cause Tenant's agents, employees, invitees and visitors to comply fully with all requirements of the rules of Building which may be made by Landlord, and any amendments or modifications thereto. The Rules and Regulations of Building are attached hereto as Exhibit C and made part of this Lease.

    26. ENTRY FOR REPAIRS, ETC.: The Landlord, its officers, agents or representatives shall have the right to enter into and upon Premises at all reasonable times to inspect same or make such repairs or alterations as Landlord may deem necessary or desirable. Tenant shall permit Landlord at any time to inspect, erect, use and maintain, pipes, ducts, conduits and similar devices in and through Premises, and to make any necessary repairs or alterations. Landlord shall be allowed to take all material into and upon Premises that may be required therefor without the same constituting an eviction of tenant in whole or in part and the rent reserved shall in no wise abate while said repairs and maintenance are being made, by reason of loss or interruption of business of tenant, or otherwise. [See Paragraph 7). on Exhibit D]


    27. SURRENDER OF PREMISES: That, upon any termination of this Lease, by expiration, lapse of time or otherwise:

(a) Tenant shall immediately vacate Premises and surrender Premises to Landlord in good order, condition and repair, reasonable wear and tear and casualty damage to be repaired by Landlord pursuant to paragraph 37 hereof excepted.

(b) Tenant shall surrender all keys of Premises to Landlord.

(c) Tenant grants to Landlord full authority and license to enter Premises and take possession thereof.

(d) All installations, decorations, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements, temporary or permanent, except movable furniture and equipment belonging to Tenant, in or upon Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon Premises, all without compensation, allowance or credit to Tenant.





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                                  ARTICLE IV.

Landlord and Tenant further agree as follows:

    28. RIGHTS RESERVED TO LANDLORD: Landlord shall have the following rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claims for damage therefor being hereby released by Tenant), and without effecting an eviction or disturbance of Tenant's use of possession or giving rise to any claim for setoffs, or abatement of rent:

(a) To name the building and change the name or street address of the building. [See Paragraph 8). on Exhibit D.]

(b) To install and maintain signs on the exterior and interior of the building.

(c) To designate all sources furnishing sign painting and lettering, ice, foods, towels, vending machines, or toilet supplies used or consumed on Premises, and Tenant shall not place any vending or dispensing machines of any kind in or about Premises without the prior written consent of Landlord.

(d) To retain at all times, and to use in appropriate instances, keys to all doors within and into Premises, and Tenant shall not replace any locks without the prior written consent of Landlord.

(e) To decorate, remodel, repair, alter or otherwise prepare Premises for re-occupancy during the last six months of the term hereof, if during or prior to such time tenant vacates the Premise, or at any time after Tenant abandons Premises.

(f) To enter Premises at reasonable hours to make inspections, or during the last six (6) months of the Lease term, to exhibit Premises to prospective tenants, purchasers or others, or for other reasonable purposes.

(g) To have access to all mail chutes according to the rules of the United States Post Office.

(h) To require all persons entering or leaving the Building, during such hours as Landlord may from time to time reasonably determine, to identify themselves to a watchman by registration or otherwise and to establish their right to enter or leave, and to exclude or expel any peddler, solicitor or beggar at any time from Premise or Building.

(i) To approve the weight, size and location of safes, computers and other heavy articles in and about Premises and Building and to require all such items and other office furniture and equipment to be moved in and out of Building and Premises only at such times and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility.

(j) To decorate and to make at any time or times, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in and to premises, Building or part thereof as Landlord may deem necessary or desirable and to perform any acts related to the safety, protection or preservation thereof, and during such operations to take into and through Premises or any part of Building all material and equipment required; and to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities, provided that Landlord shall cause only such inconvenience or annoyance to Tenant as is reasonably necessary in the circumstances.

(k) To do or permit to be done any work in or about Premises or Building or any adjacent or nearby building, land, street or alley.

(l) To grant to anyone the exclusive right to conduct any business or render any service in Building.

(m) To close Building at 6:00 p.m. or at such other reasonable time as Landlord may determine, subject, however, to Tenant's right to admittance under such regulations as shall be prescribed from time to time by Landlord.

(n) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all internal lighting that may be visible from the exterior of Building.

(o) To have and retain a paramount title to Premises free and clear of any act of Tenant.

    29. DEFAULT: The following events shall be deemed to be events of default by Tenant under this Lease:

(a) Tenant shall fail to pay any installment of rent hereby reserved an such failure shall continue for a period of ten business days.

(b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant.

(c) Tenant or any guarantor of Tenant's obligations shall make an assignment for the benefit of creditors.

(d) Tenant or any guarantor of Tenant's obligations shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof: or Tenant or any guarantor of Tenant's obligations shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations thereunder and such adjudication shall not be vacated or set aside or stayed within the time permitted by law.

(e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations and such receivership shall not be terminated or stayed within the time permitted by law.

Upon the occurrence of any of such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

(1) Terminate this Lease, in which even Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent peacefully enter upon and take possession and expel or remove Tenant and any other person who may be occupying Premises or any part thereof, by force if necessary, without being liable for prosecution or amount of all loss and damage which Landlord may suffer by reason of such termination, whether through liability to relet Premises on satisfactory terms or otherwise.

(2) Peacefully enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying Premises or any part thereof, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof for such term and at such rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by Landlord from such reletting shall be applied; first, to the payment of any indebtedness other than rent hereunder due from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of any rent due and unpaid hereunder: and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any months shall be less than the rent to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord upon demand. No such re-entry or taking possession by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention shall be given to Tenant; and any attempt by Landlord to mitigate its claim for damages against Tenant by reletting the Premises shall not be construed as a waiver of its right to damages under this section.





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(3) Peacefully enter upon Premises without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any reasonable expenses Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by gross negligence of Landlord, or its agents, or otherwise.

(4) Upon any event of default by the Tenant all unpaid rent payments due under the terms of the Lease are due and payable immediately upon demand by the Landlord.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided, or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and convenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions and convenants contained in this Lease shall be deemed or construed to constitute a waiver of any other or succeeding violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

Tenant does hereby grant Landlord a security interest in and lien upon all furniture, fixtures, chattels and other items of personal property located in or on Premises to secure the performance of all convenants contained herein. This lien shall be in addition to all other liens provided by law excluding personal property of individuals employed by Tenant.

    30. ESTOPPEL CERTIFICATE BY TENANT: From time to time, upon not less than ten (10) days prior request by Landlord, Tenant shall execute and deliver to Landlord a statement in writing certifying (a) that Tenant is in possession of leased Premises as defined in paragraph 3, (b) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and certifying the modifications), (c) the commencement and ending dates of the lease and the dates to which the rent and other charges have been paid, and (d) that so far as the person making the certificate knows, Landlord has completed preparation of the space and is not in default under any provision of this Lease.

    31. SUBORDINATION OF LEASE: The rights of Tenant under this Lease shall be and are hereby made subject and subordinate at all times to the lien of any mortgage or mortgages (or trust indentures) now or hereafter in force against the land, Building, the fee or the underlying leasehold estate, if any, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances made or hereafter to be made upon the security thereof, and Tenant shall execute such further instruments subordinating this Lease to such liens as shall be requested by Landlord. Tenant agrees in the event any proceedings are brought for the foreclosure of any such mortgage to attorn to the purchaser upon any such foreclosure sale and to recognize such purchaser as landlord under this Lease. Tenant agrees to execute and deliver at any time and from time to time upon the request of Landlord any instrument which may be necessary or appropriate in any such event to evidence such attornment. Tenant further waives the provisions of any statute or law now or hereafter in effect which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease in the event any such foreclosure procceding is brought. [See Paragraph 9). on Exhibit D]

    32. REAL ESTATE BROKER: Tenant represents that Tenant has dealt directly with (and only with) The Swearingen Company, c/o Daniel T. Patterson as broker in connection with this lease, and that insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this lease or submitted or showed Premises or is entitled to any commission in connection therewith.

    33. RENEWAL OR AMENDMENT: No renewal or amendment of this Lease shall be binding on either party unless it is in writing and signed by Landlord and Tenant.

    34. HOLDING OVER: Should Tenant or any of its successors in interest hold over the demised Premises, or any part thereof, after the expiration of the term of this Lease, such holding over shall constitute and be construed as tenancy from month to month only. Tenant will pay as liquidated damages each month during the first six (6) months of the hold- over period, an amount equal to 125% the rent paid or due to be paid during the last month of the term of this lease and 150% thereafter. No receipt of money by Landlord from Tenant after termination of this Lease shall reinstate or extend this Lease or affect any prior notice given by Landlord to Tenant. Any extension of this Lease shall be in writing signed by Landlord and Tenant.

    35. WAIVER OF LIABILITY: As part of the consideration for this Lease, Tenant hereby releases Landlord from al liability for damage to any property of Tenant located in or upon Building which results from the gross negligence of Landlord, to the extent any such loss or damage is covered by insurance maintained by Tenant. Also, as part of the consideration for this Lease, Landlord hereby releases Tenant from all liability for damage to any property of Landlord located in or upon Building which results from the negligence of Tenant, to the extent any such loss or damage is covered by insurance maintained by Landlord. Tenant and Landlord further convenant that any insurance maintained by either party shall contain an appropriate provision whereby the insurance company or companies consent to the foregoing mutual release of liability and so waive insurance subrogation rights to the extent of the agreement contained in this paragraph.

    36. COVENANTS TO RUN TO HEIRS, ETC.: All covenants, conditions, agreements, and undertakings in this Lease contained shall extend and inure to the benefit of Landlord and its successors and assigns, and, with the written consent of Landlord, to the heirs, executors, administrators, successors and assigns of Tenant the same as if they were in every case named and expressed; and except as herein otherwise provided, all said covenants, conditions and agreements shall be binding upon the successors and assigns, heirs, executors, and administrators of the respective parties.

    37. DAMAGE BY FIRE OR OTHER CASUALTY: If any part of Premises or a material portion of building in which Premises are located which affects Tenant's occupancy is rendered untenable by fire or other casualty, Landlord may elect (a) to terminate this Lease as of the date of the fire or casualty by notice to tenant within sixty (60) days after the date, or (b) to repair, restore or rehabilitate Building or Premises at Landlord's expense, in which event this Lease shall not terminate but rent shall be abated on a per diem basis while Premises are untenable, prorated for that protion of Tenant's premises that are untenable. If such damage is due to act or omission of Tenant, Landlord shall have such rights as are set forth herein at tenant's cost and expense. If Landlord elect so to repair, restore, or rehabilitate Building or Premises, said work shall be undertaken and prosecuted with all due diligence and speed. In the event of termination of the Lease pursuant to this paragraph, rent shall be apportioned on a per diem basis and paid to the date of the fire or casualty.

    38. CONDEMNATION: If the land or Building, or any part thereof, or any interest therein, be taken by virtue of eminent domain or for any public or quasi-public use or purpose, Landlord shall have the right to terminate this Lease at the date of such taking or within six months thereafter by giving the Tenant thirty (30) days' prior notice of the date of such termination. Any interest which Tenant may have or claim to have in any award resulting from any condemnation proceedings shall be limited to the unamortized value of any permanent improvements to the structure of Building paid for by Tenant and any claim for furniture or fixtures of any nature whatsoever shall be excluded.

    39.  SUBSTITUTION OF SPACE:  DELETED IN ORIGINAL.

    40. NOTICES: Any notice required or desired to be given in connection with this Lease shall be in writing sent by certified or registered mail, postage prepaid. Such notice to Landlord shall be sent to T. F. Stone Companies, Inc., as agent at the current address in Dallas, Texas, or any other person designated in writing by Landlord to Tenant. Such notices sent to Tenant by Landlord shall be sent to Tenant at its mailing address in Building, or any other person designated in writing by Tenant to Landlord.

    41. OTHER ARRANGEMENTS: This Lease contains the entire agreement of the parties hereto with respect to the matters contained herein and no other representations, promises or agreements, oral or otherwise, have been made between the parties. Submission of this Lease for examination does not constitute a reservation of or option for Premises. Lease becomes effective only upon execution and delivery by both Landlord and Tenant and approval by Landlord's mortgagee where such approval is required. All exhibits and riders attached to this lease and initialed by Landlord and Tenant are incorporated into and made a part of this Lease.

    42.  TIME:  Time is of the essence of this Lease.

    43. CAPTIONS: The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

    44. The following Exhibits and Addenda which are attached hereto are incorporated herein by reference and are a part of this Lease:

         Exhibit "A" - Floor Plan of Premises
         Exhibit "B" - Building Standards
         Exhibit "C" - Building Rules and Regulations
         Exhibit "D" - Lease Addendum
         Exhibit "E" - Operating Expense Definition
         Exhibit "F" - Inserts to Lease Agreement

IN TESTIMONY WHEREOF, the above named Landlord and the above named Tenant have executed this instrument on the day and year set forth in paragraph 1 of this Lease.



                                           STONE TOWER, INC.
                                           ------------------------------------
                                                                       LANDLORD


                                           By /s/ Tommy F. Stone
                                           ------------------------------------
                                                Tommy F. Stone, President


                                           TRUCARE HEALTH SYSTEMS, INC.
                                           ------------------------------------
                                                                         TENANT


                                           By /s/ William J. Kellagher
                                           ------------------------------------

                           LANDLORD'S ACKNOWLEDGEMENT

THE STATE OF TEXAS

COUNTY OF DALLAS

    BEFORE ME, the undersigned authority, a Notary Public in and for said Dallas County, Texas, on this day personably appeared Tommy F. Stone, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Stone Tower, Inc. and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, with full authority to do so.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 11 day of June, 1992.



                                     /s/ Barbara L. Knight
                                     ------------------------------------------
                                     Notary Public in and for Dallas County,
                                     Texas


                                     My Commission expires:       11-7-95
                                                             ------------------


                      INDIVIDUAL TENANT'S ACKNOWLEDGEMENT

THE STATE OF _________________

COUNTY OF ________________

    BEFORE ME, the undersigned authority, a Notary Public in and for said County, on this day personally appeared ___________________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OFFICE this ________ day of _____________________, 19____.




                                     ------------------------------------------
                                     Notary Public in and for


                                     My Commission expires:
                                                           --------------------


                       CORPORATE TENANT'S ACKNOWLEDGEMENT


THE STATE OF TEXAS

COUNTY OF DALLAS

    BEFORE ME, the undersigned authority, a Notary Public in and for said County, on this day personally appeared William J. Kellagher, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said TruCare Health Systems, a corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated, with full authority to do so.

GIVEN UNDER MY HAND AND SEAL OFFICE this 11th day of June, 1992.




                                     /s/ Shirley Cole
                                     ------------------------------------------
                                     Notary Public in and for


                                     My Commission expires:      1-23-96
                                                            -------------------

                                  EXHIBIT "A"


    This is a floor plan of Stone Tower showing 6,224 net usable square feet on 2nd Floor, Suite 200, to be leased by TruCare Health Systems, Inc.

                                  EXHIBIT "B"


    This is a floor plan of the 2nd floor of Stone Tower.

                                  EXHIBIT "C"
                             RULES AND REGULATIONS



    1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed by tenants or used for any purpose other than ingress and egress to and from the leased premises and for going from one to another part of the building.

    2. Plumbing fixtures and appliances shall be used only for purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixture or appliances from misuse by a tenant shall be paid by him, and Landlord shall not in any case be responsible therefor.

    3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the building, except of such color, size and style and in such places, as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the building, except by the building maintenance personnel, nor shall any part be defaced by tenants.

    4. Directories will be placed by Landlord, at its own expense, in conspicuous places in the building. No other directories shall be permitted, unless previously consented to by Landlord in writing.

    5. Tenants shall not do, or permit anything to be done in or about the building, or bring or keep anything therein that will in any way increase the rate of fire or other insurance on the building, or on property kept therein, or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of any government authority.

    6. Landlord shall have the power to prescribe the weight and positions of iron safes or other heavy equipment, which shall in all cases, to distribute weight, stand on plank strips at least two inches thick. All damage done to the building by taking in or putting out any property of a tenant, or done by a tenant's property while in the building, shall be repaired at the expense of such tenant.

    7. A tenant shall notify the building manager when safes or other heavy equipment are to be taken in or out of the building, and the moving shall be done under the supervision of the building manager, after written permit from the Landlord. Persons employed to move such property shall be acceptable to Landlord.

    8.   Corridor doors, when not in use, shall be kept closed at all times.

    9. No furniture, packages, or bulky material of any kind will be received in the building or carried up or down stairs or in the elevators, except in the manner and at the times specified by Landlord.

    10. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric heaters shall not be used without Landlord's prior written permission.

    11. Landlord shall, at reasonable hours, have the right to enter premises leased to tenants, to examine same or to make such alterations and repairs as may be deemed necessary, or to exhibit same to prospective tenants.

    12. Tenant shall not make or permit any improper noises in the building, or otherwise interfere in any way with other tenants, or persons having business with them.

    13. Nothing shall be swept or thrown into or stored in the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in or about the building.

    14. No machinery of any kind shall be operated on leased premises without the prior written consent of Landlord, nor shall a tenant use or keep in the building any inflammable or explosive fluid or substance, or any illuminating material, except candles in case of electric failure.

    15. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval and control before performance of any contractual service. This provision shall apply to all work performed in building, including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of building.

    16. Movement in or out of building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways, or movement through building entrances or lobby shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord and shall be subject to his decision and control of the time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord. If damaged or injured as a result of acts in connection with carrying out this service for Tenant from time of entering property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

    17. No draperies, shutters, or other window covering shall be installed on exterior windows or walls or windows and doors facing public corridors without Landlord's prior written approval. Landlord shall have the right to require installation and continued use of uniform window covering for such windows.

    18. No portion of Tenant's area or any other part of building shall at any time be used or occupied as sleeping or lodging quarters.

    19. Landlord will not be responsible for lost or stolen property, equipment, money or jewelry from Tenant's area or public rooms, regardless of whether such loss occurs when area is locked against entry or not.

    20. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person nor contract with or render free or paid services to any Tenant or Tenant's agent, employees, or invitees.

    21. Landlord reserves the right to rescind any of these rules and make sure other further policies, rules and regulations as in its judgment shall from time be needful for the safety, protection, care and cleanliness of the building, the operation thereof, and preservation of good order therein, and the protection and comfort of its tenants, their agents, employees, and invitees, which rules when made and notice thereof given to a tenant shall be binding upon him in like manner as if originally herein prescribed.

                                  EXHIBIT "D"


                                A D D E N D U M



BY THIS ADDENDUM, the Lease Agreement executed June 11, 1992, by and between Stone Tower, Inc., as Landlord, and Trucare Health Systems, Inc., as Tenant, is hereby amended and supplemented in the following respects:


1) OPERATING EXPENSES: "Operating Expenses" (except as excluded or limited by other terms of this Lease) means all reasonable costs, charges, and expenses incurred by Landlord in connection with owning, operating, maintaining, repairing, insuring and managing the Building, and the Building's portion of the common areas and service areas, computed on an accrual basis, consistently applied, and including, without limitation, costs, charges and expenses incurred with respect to the items enumerated in Paragraph A on Exhibit "E" to this Lease. Operating Expenses do not include those items enumerated as "Operating Expense Exclusions" in Paragraph B on Exhibit "E" to this Lease.

    "Rentable Square Feet of the Building" shall mean two hundred fifty thousand six hundred and six (250,606) square feet for the purposes hereof.

    "Base Year" shall mean the fiscal year ending twelve months following the Commencement Date of the Lease. The term "Lease Year" shall mean the calendar year.

    "Variable Costs" shall mean the cost of waste removal, janitorial services, management fees and utilities. Utilities shall be limited to the costs associated with providing additional electrical service to interior light fixtures and wall outlets only.

    "Gross Up Adjustment" shall mean with respect to any Lease Year during the term of this Lease in which the Building is not occupied to the extent of ninety-five percent (95%) of the rentable area thereof, the Operating Expenses for such period shall, for purposes hereof, be adjusted to allocate the actual cost of the Variable Costs only by multiplying the Variable Cost by a fraction, the numerator of which is ninety-five and the denominator of which is the percentage of the Building's total Rentable Square Feet occupied during such period. For example, if the occupancy is 80% of Rentable Square Feet of the Building, then the Variable Costs would be "gross up" by 95/80 to determine the Operating Expenses for the purposes hereof.

    "Excess Operating Expenses" is computed as the difference between i) the Operating Expenses for the Lease Year adjusted by the Gross Up Adjustment minus ii) the Operating Expenses for the Building for the Base Year adjusted by the Gross Up Adjustment provided, however, the calculation of Tenant's pro rata share of Excess Operating Expenses shall be subject to the provisions of Paragraph 6.

    The Excess Operating Expenses as computed herein shall be limited to a maximum of six (6%) per cent increases per annum over the prior year for the purposes of the calculation of additional Base Rental in the Lease.

2) SPACE PLANNING: Landlord shall pay $.60 per rentable square foot of the Premises to the Architect selected by Tenant on terms consistent with the Landlord's contract with the Architect for the costs of space planning and construction documents. Such documents shall be in such detail and format as to allow for the required permitting and construction of the Premises. Landlord shall pay the costs of any Mechanical Electrical Plans, if required.

3) IMPROVEMENT ALLOWANCE: For modifications to the existing second (2nd) floor, Landlord shall provide an allowance of up to twelve ($12.00) dollars per rentable square foot below a "Building Standard" finished ceiling ("Improvement Allowance") to construct the Tenant Improvements to the Premises in accordance with the plans approved by Tenant and Landlord. "Building Standard" shall mean the following: LIGHTING: 1 2 x 4 parabolic fixture per 90 usable square feet; FIRE SPRINKLER: 1 recessed head per 225 usable square feet; HVAC: slot diffusers provided along building perimeter and flush mounted supply grilles mounted 1 per 300 usable square feet;
    CEILING: 2 x 2 acoustical lay in tile. Premises will be delivered to Trucare prior to finish construction in a "shell" condition. Shortages, if any, in "Building Standard" quantities of "above ceiling" items will be provided by Landlord, at its sole cost, and specifically excluded from the Improvement Allowance. Such allowance shall include the costs of all taxes, fees, permits and governmental assessments related to the construction of the Premises. Relocation of any existing "Building Standard" above ceiling items will be allocated 50% to the Tenant's Improvement Allowance. Any Telecommunication costs shall be a part of the Improvement Allowance. Further, it is understood that up to $1.00 of the Improvement Allowance may be returned to the Tenant as a rental abatement, if available after deducting all costs herein provided from the Improvement Allowance. Landlord agrees that if the Tenant's total Improvement costs exceed the Improvement Allowance, Landlord will, if requested by Tenant, amortize (using an imputed interest factor of ten and 1/2 per cent (10.5%)) the excess cost over the term of the Lease up to a maximum total cost of fifteen ($15.00) dollars per square foot.

    Landlord will provide, at its sole cost, construction coordination services. Tenant retains the right to require there to be a competitive bid of the Improvements to a minimum of five (5) mutually approved contractors. Landlord shall select the contractor subject to the Tenant's consent, such consent not to be unreasonably withheld or delayed.

4) MOVING ALLOWANCE: Tenant shall be provided an abatement of Tenant's first and thirteenth months' rent to assist Tenant in moving into the Premises.

5) PARKING: Landlord shall provide Tenant the greater of: a) forty (40) parking spaces (Based on a minimum Premises of 7,600 rentable square feet) or b) a ratio of 1 space per 280 square feet of rentable area. Such parking spaces shall be on an unreserved basis in common with other tenants in the covered parking garage in the building and shall be at no cost for the Initial Term. Landlord will allow Tenant to use additional spaces, subject to availability, on a month to month basis at no cost for the Initial Term. Any additional parking from expansion will be provided on a ratio of 1 space per 280 square feet of rentable area.

6) RENEWAL OPTION: Tenant shall have the option to renew with six (6) months written notification to Landlord this Lease for one term of five (5) years at the lower of: a) ninety five (95%) of the then prevailing market rate for space of similar size, condition and quality in buildings in the competing market of similar age, size, quality and condition to the Building or b) 130% of the current Base Rental. Upon exercising its renewal option, the Base Year (as defined above) shall be modified to be the calendar year of the renewal. A refurbishment allowance of five dollars ($5.00) per rentable square feet will be provided at the end of the lease term should Tenant elect to renew its lease under this option.

7) SUBLEASE: Notwithstanding the anything contained herein, Landlord's consent shall not be required if the Tenant, after fifteen (15) days written notice to the Landlord, subleases to an Affiliated Party. "Affiliated Party" shall mean any entity that is directly controlled by or majority ownership held by Trucare Health Systems, Inc. or a company having a majority ownership of Tenant. Further, Landlord's consent for any sublease of the premises by Tenant to a company of comparable use of the premises shall not be unreasonably withheld or delayed.

9) ONGOING RIGHT OF FIRST REFUSAL: Tenant shall have a continuing Right of First Refusal on all space contiguous to the Premises not occupied by Tenant. The lease term for all expansion space shall be coterminous with term of this Lease and shall be no less than one (1) year in length. Construction allowance for any expansion space shall be equal to $2.00/r.s.f. per year remaining on the lease term. Landlord shall, in each instance, notify Tenant in writing that Landlord has received a written letter of intent to lease such "first refusal space" (the "First Refusal Space") and shall provide Tenant with the rental terms therefor. Tenant shall within ten (10) business days after the receipt of such notice, notify Landlord, in writing, as to whether Tenant elects to exercise such right of first refusal. If the Tenant exercises its right hereunder or to expand during the first eighteen (18) months of the Lease term, then the terms of this Lease including the rate, terms and conditions shall govern the First Refusal Space except as expressly provided in this paragraph. If the Tenant elects to exercise this right after the initial eighteen (18) months of the term of this Lease, the terms for the First Refusal Space shall be equal to the rate offered by the letter of intent. If Tenant elects not to exercise such right of first refusal, and if (a) Landlord fails to lease the First Refusal Space pursuant to such offer or (b) Landlord does lease the First Refusal Space pursuant to such offer but First Refusal Space again becomes available for lease prior to the expiration of this Lease, then Tenant's right of first refusal to such First Refusal Space shall be deemed revived.

10) CANCELLATION: Provided Tenant is not then in monetary and/or material default hereunder and is current in the payment of all Rental and other sums due by Tenant under this Lease, Tenant shall have the right to a cancellation of the Lease ("Cancellation Space"), any time after the forty eighth (48th) month of the Lease term by delivering to Landlord a) a one hundred and eighty (180) days prior written notice of cancellation and b) a payment, made payable to Landlord, equal to seven and one half (7 1/2) months of the Base Rental due under the original Lease.

11) LANDLORD'S ADDITIONAL REPRESENTATIONS, COVENANTS AND WARRANTIES: In addition to any other representations, warranties and covenants of Landlord contained in this Lease, Landlord represents, warrants (as of date hereof) and covenants to Tenant as follows:

         (a) Landlord is the owner of the Building and has the right and power to lease the Premises to Tenant, and the execution of this Lease by Landlord will not result in or create a default under any loan, lease or, to the best of Landlord's knowledge, any other agreement to which Landlord is a party;

         (b) To the best of Landlord's knowledge, the Building is in compliance with all governmental laws, rules, regulations and building codes, including the American Disability Act (ADA), and Landlord shall continue to own, operate and maintain the Building in compliance with all governmental laws, rules, regulations and building codes;

         (c) Landlord shall keep and maintain in good order, condition and repair the structural portions of the Building, all common areas and all building equipment and machinery used for the Building such as heating and air conditioning equipment;

         (d) Landlord shall keep and maintain the Premises in a state of good repair and tenantable condition at Landlord's expense, save and except normal wear and tear and damage to the Premises caused by Tenant or its agents, servants, employees, guests or invitees;

         (e) The qualitative standards applicable under this Lease shall be those prevailing for buildings of similar age, size, quality and condition to the Building in the competing market area; and

         (f) Landlord shall keep and maintain the level of security services in the Building, at a level consistent with the current operations throughout the Tenant's occupancy.


AGREED TO AND ACCEPTED THIS 11 day of June, 1992.



STONE TOWER, INC.                            TRUCARE HEALTH SYSTEMS, INC.
"Landlord"                                   "Tenant"


By:  /s/ Tommy F. Stone                      By:  /s/ William J. Kellagher
     ----------------------------------           -----------------------------

Title:  President                            Title:  CEO
        -------------------------------              --------------------------

                                  EXHIBIT "E"

                          ATTACHED TO AND MADE A PART
                                       OF
                                LEASE AGREEMENT


                               OPERATING EXPENSES


A. OPERATING EXPENSES: The following are, but not limited to, costs included in the computation of Operating Costs:

    (1) all taxes, assessments, and other governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Premises and Building or by others, subsequently created or otherwise, and any other taxes and assessments levied or assessed against the Land, the Building and other associated improvements situated on the Land, and the Building Facilities, including interest on installment payments, and including all costs and fees (including attorney's fees) incurred by Landlord in contesting or negotiating with taxing authorities;

    (2) all reasonable costs and expenses of operating, maintaining and repairing (including replacing components of) Building Facilities, including elevators, escalators, heat, ventilation, and air conditioning systems, and all other mechanical or electrical systems serving the Building;

    (3)  all reasonable costs and expenses incurred in cleaning the Building;

    (4) costs incurred by Landlord for (i) any and all forms of fuel or energy utilized in connection with the operation, maintenance, and use of the Building, Common Areas and Service Areas, (ii) sales, use, excise and other taxes assessed by Governmental authorities on energy sources, and (iii) other reasonable costs of providing energy to the Building, Common Areas and Service Areas and costs of all other utilities for the Building, such as the cost of water, gas, and sewer rents or charges, for the Building;

    (5) all supplies and materials reasonably used in the operation and maintenance of the Building;

    (6) costs of all insurance relating to the Building, including the cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith;

    (7) amortization of costs of or rental expenses for any machinery, equipment or other improvements installed by Landlord to conform to any law, ordinance, rule, regulation, or order of any governmental authority having jurisdiction over the Building which was enacted or promulgated after construction on the Building began, or for the purpose and in reasonable anticipation of reducing energy costs in the Building or other Operating Expenses;

    (8) expenses and fees (including attorney's fees) incurred in contesting the validity or applicability of any governmental enactments that may affect Operating Expenses;

    (9) general maintenance costs and expenses reasonably incurred in connection with the Building (including, but not limited to, security, maintenance of all exterior and interior landscaping, garbage and other waste removal, non-tenant alterations and decorations, heating and air conditioning repairs and all labor utilized and supplies consumed with respect to any general Building maintenance);

    (10) janitorial service and window cleaning for the Building, including the Common Areas (including materials, supplies, Building standard light bulb, equipment and tools therefor and rental and appreciation costs related to the foregoing), or contracts with third parties to provide the same;

    (11)     the cost of providing security to the Building and Parking Garage;

    (12) reasonable management costs of the Building (including, but not limited to, any management fee payable by Landlord with respect to the Building, audit and accounting expenses and legal fees), the Landlord's overhead expenses directly attributable to Building Management; and

    (13) wages, salaries, fees, pension benefits, taxes, unemployment and disability insurance, worker's compensation insurance, social security benefits and any other expenses reasonably incurred with respect to all personnel engaged in the operation, maintenance, leasing or security of the Building.
The term "personnel" shall include, but not be limited to, employees such as superintendents, engineers, electricians, clerks, mechanics, helpers, security officers, porters, cleaners, window washers, as well as contract laborers performing services with respect to the Building.

B. OPERATING EXPENSE EXCLUSIONS. The following are, without limitation, costs excluded from the computation of Operating Expenses:

    (1) leasing commissions, attorney's fees, costs and disbursements and other expenses incurred in leasing, renovating or improving space for tenants or prospective tenants of the Building;

    (2) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants of vacant space;

    (3) Landlord's costs of any services sold to tenants for which Landlord is entitled to be reimbursed by such tenants as an additional charge or rental over and above the Base Rental and Operating Costs payable under the lease with the tenant or other occupant;

    (4) any depreciation and amortization on the Building, except as expressly permitted herein;

    (5) interest on debt or amortization payments on any mortgages or deeds of trust or any other debt for borrowed money;

    (6) all items and services for which Tenant reimburses Landlord outside of Operating Expenses or pays third persons or which Landlord provides selectively to one or more tenants or occupants of the Building (other than Tenant) without reimbursement;

    (7) repairs or other work occasioned by fire, windstorm or other work paid for through insurance or condemnation proceeds.




                               Exhibit "E" - 1            /s/ WJK   /s/ TFS
                               ---------------            -------   -------
                                                          Initials  Initials

                                  EXHIBIT "F"

                           ATTACHED AND MADE PART OF
                                LEASE AGREEMENT

                           INSERTS TO LEASE AGREEMENT



    The following provisions are inserts to, and a part of, the indicated paragraphs in the printed form part of the Lease Agreement by and Between Stone Tower, Inc., as Landlord, and Trucare Health Systems, Inc., as Tenant, concerning lease space in Stone Tower. The number of the paragraph in this Exhibit corresponds to the numbered insert to the applicable paragraph in the printed form part of said Lease Agreement.

1. To Paragraph 6: Landlord shall provide a written notice to Tenant notifying the Tenant of the rental delinquency and the late charges due hereunder for the first two (2) violations during the calendar year.

2. To Paragraph 6: However, if such audit reveals that the amount of Operating Expenses upon which Tenant's pro rata share was based and charged was five (5%) or more greater than actual Operating Expenses as revealed by such audit, Landlord shall pay for the cost of such audit.

3. To Paragraph 7: Irrevocable and transferable Letter of Credit ("deposit"), to be held as security for the performance of Tenant's covenants herein contained, designating Landlord as beneficiary of the deposit, in the face amount of Seven thousand seven hundred fifty five and 00/100 dollars ($7,755.00), having a term of not less than one (1) year from the date of the deposit, and containing, as the stated conditions precedent for funding of the proceed of the deposit, that beneficiary shall effect presentation of the deposit to the issuer, accompanied by beneficiary's sight draft and sworn affidavit of the beneficiary stating, as applicable, (i) that Tenant has defaulted in the performance of the terms and conditions of this Lease and failed to cure such default within the applicable cure period therefor, if any, or (ii) that Tenant has failed, as of thirty (30) days prior to the then stated expiration date of the deposit, to obtain an extension of such then stated expiration date of the deposit for an additional term of one (1) year.

4. To Paragraph 9(f): Notwithstanding the provisions of the immediately preceding sentence, if such interruption materially or substantially effects Tenant's use and continues for six (6) consecutive business days, then rent shall abate in proportion to the space that is untenable. Tenant may, at Tenant's sole option, vacate the entire premises if greater than forty (40%) per cent of the premises is untenable. If Tenant makes such election, Landlord shall abate 100% of the Base Rental hereunder until such time as Premises is available for occupancy. If Tenant continues to occupy any portion of the Premises, then Tenant shall pay the Base Rental due in proportion to the Premises occupied. If such interruption continues for thirty (30) days, consecutively, Tenant may relocate to other space, the cost of such relocation and return shall be paid by Landlord. If such interruption continues for one hundred fifty (150) days, consecutively, Tenant may, after thirty (30) days written notice to Landlord, at Tenant's option terminate this Lease.

5. To Paragraph 13: Landlord shall give Tenant written notification of any claim covered by Tenant's indemnification within sixty (60) days after Landlord becomes aware of such claim, or threatened claim; provided, however, the failure to give notice within such sixty (60) day period shall relieve Tenant from its indemnity hereunder.

Landlord agrees to save and hold Tenant harmless from damages actually incurred by Tenant directly attributable to Landlord's violations of the laws and regulations of the United States, of the State of Texas, and the ordinances and laws of the City of Dallas. Provided, this indemnity shall not limit or impair Tenant's liability for reimbursement of its pro rata share of operating expenses incurred by Landlord to comply with such laws, regulations and ordinances hereafter enacted to the extent authorized hereunder.

Landlord further agrees that Landlord, at all times, will indemnify and hold harmless Tenant from all claims, damages, liabilities and expenses which may arise or be claimed against Tenant by any person, firm or corporations for any injury, death or damages to the person or property of any person, firm or corporations for which Landlord may become liable consequent upon or arising from the management of the common areas of the Building, or consequent upon or arising from any negligence or wilful misconduct of Landlord (its agents, servants or employees) or consequent upon or arising from Landlord's failure to comply with the aforesaid laws, statutes, ordinances or regulations; and that Tenant shall not be liable to Landlord for any injury, death or damages to the persons or property of Landlord which may be caused by the acts, neglect, omissions, or faults of any person, firm or corporation, and that Landlord will release, indemnify and save harmless Tenant from all such damages, liabilities, losses, death, injuries or expenses, except where due to Tenant's negligence or wilful misconduct. Tenant shall give Landlord written notification of any claim covered by Landlord's indemnification within sixty (60) days after Tenant becomes aware of such claim, or threatened claim; provided, however, the failure to give notice within such sixty (60) day period shall relieve Landlord from its indemnity hereunder.

6. To Paragraph 19: In the event Landlord causes a change in the address of the Building, Landlord shall pay for an alteration of the Tenant's letterhead, business cards and stationary.

7. To Paragraph 26: If such repairs result in an interruption that materially or substantially effects Tenant's use and continues for six (6) consecutive business days, then rent shall abate in proportion to the space that is untenable. Tenant may, at Tenant's sole option, vacate the entire premises if greater than forty (40%) per cent of the premises is untenable. If Tenant makes such election, Landlord shall abate 100% of the Base Rental hereunder until such time as Premises is available for occupancy. If Tenant continues to occupy any portion of the Premises, then Tenant shall pay the Base Rental due in proportion to the Premises occupied. If such interruption continues for thirty (30) days, consecutively, Tenant may relocate to other space, the cost of such relocation and return shall be paid by Landlord. If such interruption continues for one hundred fifty (150) days, consecutively, Tenant may, after thirty (30) days written notice to Landlord, at Tenant's option terminate this Lease.

8. To Paragraph 28: With thirty (30) days prior written notice to Tenant. If the Landlord causes a change in the address only of the Building, Landlord shall pay for an alteration of the Tenant's letterhead, business cards and stationary.

9. To Paragraph 31: In addition, Landlord shall provide a Non Disturbance and Attornment Agreement with any current or future mortgage holders of the Building.

                              STONE TOWER, INC.




                              NOTICE TO TENANT


                             September 10, 1993



TO: TruCare Health Systems, Inc.
    13760 Noel Road, Suite 200
    Dallas, Texas  75240


Re: SUITE NO. 200 OF STONE TOWER, DALLAS, TEXAS (the "Property")

Dear Tenant:

    Please be advised that effective as of September 10, 1993, Stone Tower, Inc. ("Seller") has sold and conveyed the Property to North Dallas Tower, Ltd. ("Purchaser")[, but that T.F. Stone Companies, Inc. will manage the Property for Purchaser on and subject to the terms of the management agreement between them.] After this date, you should make your rental payments to the following address:


             North Dallas Tower, Ltd.
             c/o T.F. Stone Companies, Inc.
             13760 Noel Road, #100
             Dallas, Texas 75240

             Re: Stone Tower, Dallas, Texas


    Purchaser hereby acknowledges receipt of your security deposit in the sum of $0.00 from the Seller, and Purchaser does hereby specifically acknowledge to you that Purchaser is now responsible for your security deposit. Purchaser also acknowledges that Purchaser has been assigned your lease agreement and all rights, interests and obligations thereunder.

Very truly yours,

STONE TOWER, INC. (Seller)            NORTH DALLAS TOWER, LTD. (Purchaser)


By: /s/ Tommy F. Stone                By: /s/ William M. Nabors
   -----------------------------         -------------------------------------
Name:  Tommy F. Stone                 Name:  William M. Nabors
Title:   President                    Title: Vice President of Windmere
                                             Properties, Inc., General Partner


                13760 Noel Rd. / Suite 100 / Dallas, Texas 75240
                                  214-931-9911